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                                                                  Exhibit 10.15

         SECOND AMENDED AND RESTATED
                               GUARANTY AGREEMENT


                  This Second Amended and Restated Guaranty Agreement (this "Guaranty"), is entered into as of March ___, 2000 by and among Marketing Specialists Sales Company, Bromar, Inc., and Paul Inman Associates, Inc. (each individually a "Guarantor" and individually and collectively the "Guarantors"), in favor of First Union National Bank, a national banking association, for itself and as agent ("Agent") for the lenders (together with such additional financial institutions as may become Lenders from time to time as provided in the Credit Agreement described below "Lenders").

                                   BACKGROUND

         Marketing Specialists Corporation ("Borrower") has entered into that certain Second Amended and Restated Credit Agreement dated the date hereof (as may be amended from time to time, the "Credit Agreement") among the Borrower, the Lenders and the Agent.

         As a condition to Agent's and Lenders' willingness to enter into the Credit Agreement, the Guarantors are willing to execute and deliver to Agent, as agent for the Lenders, this Guaranty.

         The Borrower, certain of the Guarantors and the Agent are parties to that certain Amended and Restated Guaranty Agreement dated August 18, 1999 (the "Existing Guaranty").

         The parties desire to amend the Existing Guaranty and the Guarantors signatory hereto desire to become party to the Guaranty as set forth herein.

         Each Guarantor is a Subsidiary of the Borrower, and each Guarantor's directors have determined that it is in the best interest of such Guarantor to execute this Guaranty and that such Guarantor will benefit directly and indirectly from the execution of this Guaranty.

         This Guaranty amends and restates in its entirety the Existing Guaranty; provided, however, that this Guaranty shall not constitute a novation and nothing herein shall be deemed to have terminated or discharged any indebtedness or obligation under the Existing Guaranty, all of which shall remain outstanding under and be governed by this Guaranty.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, each Guarantor and the Agent hereby agree as follows:

                  DEFINITIONS AND CONSTRUCTION. Reference is made to the Credit Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Credit

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Agreement and not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  GUARANTY. Each Guarantor, jointly and severally, absolutely and unconditionally, guarantees and becomes surety for the full, prompt and punctual payment to Lenders, as and when due, whether at maturity, by acceleration or otherwise, of any and all Indebtedness, and performance of any and all liabilities and obligations of Borrower to Agent and Lenders or any of them (including, without limitation, reimbursement obligations under Letters of Credit) created at any time under, or pursuant to, the terms of the Credit Agreement and the other Loan Documents, whether for principal, interest, premiums, fees, expenses or otherwise, any obligations under interest rate protection agreements, swaps, hedging contracts or similar arrangements with any Lender (including, without limitation, any swap agreement as defined in 11 U.S.C. Section 101), and any obligations under or pursuant to any other documents and agreements executed in connection with any of the foregoing, including any future advances, whether obligatory or voluntary, or refinancings, renewals or extensions of or substitutions for, any existing or future debt (collectively, all such Indebtedness, liabilities and obligations are referred to herein as the "Obligations"), together with any and all reasonable expenses (including, without limitation, attorneys' fees, disbursements and the costs and expenses of in-house counsel and legal support staff) which may be incurred by the Agent and any Lender in collecting any or all of the Obligations or enforcing any and all rights against any Guarantor under this Guaranty (the "Expenses"). Without limiting any Guarantor's obligations hereunder and notwithstanding any purported termination of this Guaranty, if any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, assignment for the benefit of creditors, or similar event with respect to the Borrower or any endorser of all or any of the Obligations shall occur, and such occurrence shall result in the return of (or in such event the Agent or any Lender shall be requested to return) any payment or performance of any of the Obligations or Expenses, then (a) without further notice, demand or other action, the obligations of each Guarantor hereunder shall be reinstated with respect to (i) such payment or performance returned (or requested to be returned) and (ii) with respect to all further obligations arising as a result of such return or request, and (b) each Guarantor shall thereupon be liable therefor, without any obligation on the part of the Agent or any Lender to contest or resist any such return. If a party ceases to be a Lender, then any obligations under interest rate protection agreements, swaps, hedging contracts or similar arrangements(including without limitation, any swap agreement as defined in 11 U.S.C. Section 101), with that party prior to the date it ceases to be a Lender shall continue to be Obligations guaranteed hereunder.

                  NATURE AND TERM OF GUARANTY.

                           The obligations and liability of each Guarantor
under this Guaranty shall be joint and several, absolute, primary and direct, irrevocable and unconditional, regardless of any non-perfection of any collateral security for the Obligations; any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any of the Obligations or Expenses; the voluntary or involuntary liquidation, dissolution, sale or other disposition of all, or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency,

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bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting Borrower, any Guarantor or any other guarantor or endorser of, any or all of the Obligations and Expenses or any of the assets of any of them, or any contest of the validity of this Guaranty in any such proceeding; or any law, regulation or decree now or hereafter in effect in any jurisdiction which might in any manner affect any of such terms or provisions or any of the rights of the Agent or any Lender with respect thereto or which might cause or permit the Borrower, any Guarantor or any guarantor or endorser of the Obligations and Expenses to invoke any defense to, or any alteration in the time, amount or manner of payment of any or all of the Obligations and Expenses or performance of this Guaranty.

                           This Guaranty is a continuing guaranty and shall
remain in full force and effect until: (i) the Obligations, Expenses and any and all other amounts payable hereunder shall have been paid in full in cash;
(ii) no further loans or advances are available; (iii) no Letters of Credit are outstanding under the Credit Agreement; and (iv) and the period during which any payment by the Borrower or either Guarantor is or may be subject to rescission, avoidance or refund under the United States Bankruptcy Code (or any similar state or federal statute) shall have expired.

                  LIMITATION ON AMOUNT GUARANTIED. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to the lesser of (i) the aggregate amount of the Obligations and Expenses, or (ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), if and to the extent each Guarantor (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws, in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

                  PAYMENT IN ACCORDANCE WITH NOTES AND CREDIT AGREEMENT.

                           Each Guarantor hereby guaranties that the
Obligations and Expenses shall be paid and performed strictly in accordance with the terms of the Loan Documents.

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                           (b)      If any Obligation or Expense is not paid
or performed by the Borrower punctually, subject to any applicable grace period, including without limitation any Obligation due by acceleration of the maturity thereof, the Guarantors will, upon Agent's demand (at the direction of Required Lenders), immediately pay or perform such Obligation or Expense or cause the same to be paid or performed. Guarantors will pay to Agent and each Lender, upon demand, all costs and expenses, including the Expenses, which may be incurred by the Agent or such Lender in the collection or enforcement of any Guarantor's obligations under this Guaranty.

                  DEFAULTS; RIGHTS AND REMEDIES OF LENDERS.

                           An event of default hereunder shall include each
of the following:

                                    (i)     an Event of Default as defined under
any of the Loan Documents;

                                    (ii) any Guarantor's failure to perform any
of its obligations or duties under this Guaranty; and

                                    (iii) any Guarantor's notice to any
Lender or Agent that such Guarantor does not intend to be liable for any future Obligations or Expenses or contests the validity or enforceability of this Guaranty.

                           Agent, on behalf of Lenders, in their sole
discretion, may proceed to exercise any right or remedy which they may have under this Guaranty (in accordance with the Credit Agreement) against any Guarantor without first pursuing or exhausting any rights or remedies which they may have against the Borrower or against any other person or entity or any collateral security, and may proceed to exercise any right or remedy which they may have under this Guaranty (in accordance with the Credit Agreement) without regard to any actions or omissions of any other person or entity, in any manner or order, without any obligation to marshal in favor of any Guarantor or other persons or entities and without releasing any of Guarantors' obligations hereunder with respect to any unpaid Obligations and Expenses. Upon the occurrence and continuance of an Event of Default, each Guarantor shall immediately pay, comply with and perform such of the Obligations and Expenses as Agent, on behalf of Lenders, shall direct, irrespective of whether the Obligations and Expenses to be paid, complied with and performed by such Guarantor are those which gave rise to the Event of Default. No remedy herein conferred upon or reserved to the Agent is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.

                           If Borrower or any other person or entity defaults
under the Loan Documents and any Lender is prevented from accelerating payment thereunder, either by operation of any bankruptcy laws, similar laws or any court order, such Lender shall be entitled to receive from the Guarantors, upon demand by Agent on behalf of such Lender (in accordance

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with the Credit Agreement), the sums which would have otherwise been due and payable had such acceleration occurred.

                  ACTIONS BY LENDERS NOT AFFECTING GUARANTY. Lenders may, at any time or from time to time, in such manner and upon such terms as they may deem proper, extend or change the time of payment or the manner or place of payment of, or otherwise modify or waive any of the terms of, or release, exchange, settle or compromise any or all of the Obligations and Expenses or any collateral security therefor, or subordinate payment of the same, or any part thereof, to the payment of any other indebtedness, liabilities or obligations of the Borrower which may at any time be due or owing to the Lenders or anyone, or elect not to enforce any of the Lenders' rights with respect to any or all of the Obligations and Expenses or any collateral security therefor, all without notice to, or further assent of any Guarantor and without releasing or affecting any Guarantor's obligations hereunder.

                  PAYMENTS UNDER GUARANTY. All payments by Guarantors hereunder shall be made in immediately available funds and in lawful money of the United States of America to the Agent at the office of the Agent referred to in Paragraph 2.11 of the Credit Agreement or at such other location as the Agent shall specify by notice to the Guarantors. All payments by any Guarantor under this Guaranty shall be made by such Guarantor solely from such Guarantor's own funds and not from any funds of the Borrower.

                  MODIFICATIONS AND WAIVERS. No failure or delay on the part of any Lender or Agent in exercising any power or right under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power under this Guaranty. No modification or waiver of any provision of this Guaranty nor consent to any departure therefrom shall, in any event, be effective unless the same is in writing signed by the Lenders (or Required Lenders to the extent applicable under the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on any Guarantor, in any case, shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

                  GUARANTORS' WAIVER. Each Guarantor hereby waives the following:

                           promptness, diligence, presentment, demand, notice
of acceptance and any other notice with respect to any of the Obligations and Expenses or this Guaranty, except for such notice as may be expressly required under the Loan Documents;

                           any defense or circumstance which might otherwise
constitute a legal or equitable discharge of any Guarantor, including, without limitation, any obligation of any Lender to proceed against Borrower prior to exercising any rights hereunder;

                           any and all right to terminate such Guarantor's
obligations and duties hereunder by delivery or written notice to any Lender or otherwise;

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                           all benefits under any present or future laws
exempting any property, real or personal, or any part of any proceeds thereof, from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered under any of the Loan Documents or in any replevin or foreclosure proceedings, or otherwise providing for any valuation, appraisal or exemption;

                           all rights to inquisition on any real estate,
which real estate may be levied upon pursuant to a judgment obtained under any of the Loan Documents and sold upon any writ of execution issued thereon in whole or in part, in any order desired by any Lender;

                           any requirement for bonds, security or sureties
required by any statute, court rule or otherwise;

                           and any and all procedural errors, defects and
imperfections in any action by Agent or Lenders in replevin, foreclosure or other court process or in connection with any other action related to any of the Loan Documents or the transactions contemplated therein.

                  SUBORDINATION; SUBROGATION. Each Guarantor hereby expressly agrees that it shall not exercise, against Borrower or any other Guarantor, or other guarantor, maker, endorser or Person, and: (a) right which such Guarantor may now have or hereafter acquire by way of subrogation under this Guaranty, by law or otherwise or by way of reimbursement, indemnity, exoneration, or contribution; (b) right to assert defenses as the primary obligor of the Obligations; (c) other claim which it now has or may hereafter acquire against Borrower or any other Person or against or with respect to Borrower's property (including, without limitation, any property which has been pledged to secure the Obligations); or (d) right to enforce any remedy which any Lender may now have or hereafter acquire against Borrower or any other Guarantor, or any other guarantor, maker, endorser or Person; in any case, whether any of the foregoing claims, remedies and rights may arise in equity, under contract, by payment, statute, common law or otherwise until all Obligations and Expenses have been indefeasibly paid in full in cash. If in violation of the foregoing any amount shall be paid to any Guarantor on account of any such rights at any time, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Agent, for the benefit of the Lenders, to be credited and applied against the Obligations and Expenses, whether matured or unmatured, in accordance with the terms of the Notes and the Credit Agreement.

                  NO SETOFF BY GUARANTORS. No setoff, counterclaim, deduction, reduction, or diminution of any obligation, or any defense of any kind or nature which any Guarantor has or may have against Borrower or any Lender shall be available hereunder to any Guarantor.

                  REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that the representations and warranties set forth in
Section 3 of the Credit Agreement are true and correct in all respects including as applied to Guarantors.

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                  COVENANTS. Each Guarantor covenants and agrees that, so
long as the Guaranty shall remain in effect, they shall comply in all respects with the covenants and agreements set forth in the Credit Agreement to the extent such covenants apply to them, including without limitation, the covenants and agreements set forth in Sections 5 and 6 thereof.

                  ADDRESSES FOR NOTICES. All requests, consents, notices and other communications required or permitted hereunder or in connection herewith shall be deemed satisfactorily given if in writing and delivered personally or by registered or certified mail, postage pre-paid, by reliable overnight courier, or by telecopier to the parties at their respective addresses set forth below or at such other address as may be given by any party to the other in writing in accordance with this Section 15:

                        If to Borrower or any Guarantor:
                        c/o Marketing Specialists Corporation
                        17855 Dallas Parkway
                        Suite 200
                        Dallas, TX 75287
                        Attention: Timothy Byrd
                        Telecopier: (972) 349-6448

                        If to Agent:

                        First Union National Bank
                        1345 Chestnut Street
                        PA 4843
                        Philadelphia, PA 19107
                        Attention: Robert A. Brown
                        Telecopier: (215) 786-2877

                  CONTINUING GUARANTY; TRANSFER OF NOTES. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the Obligations, Expenses and any and all other amounts payable under this Guaranty shall have been paid in full and the period during which any payment made by Borrower or any Guarantor is or may be subject to avoidance or refund under the United States Bankruptcy Code (or any similar statute) shall have expired, (ii) be binding upon each Guarantor and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by the Lenders and Agent and their respective successors, transferees and assigns in accordance with Paragraph 9.2 of the Credit Agreement. Without limiting (iii) above, the Lenders may endorse, assign or otherwise transfer the Obligations to any other person or entity in accordance with the provisions of the Credit Agreement, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Lenders herein or otherwise.

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                  ENTIRE AGREEMENT. This Guaranty constitutes the entire
agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  SEVERABILITY.

                           The invalidity or unenforceability of any one or
more portions of this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty.

                           Each Guarantor, the Agent and each Lender agree
that in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

                                    If any clause or provision shall be held
invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction.

                                    If the guaranty hereunder by any
Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of its aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by any Guarantor, the Agent or any Lender or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in action or proceeding.

                                    If any other guaranty by any one or more
other i.e. guarantor is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect: the validity and enforceability of the guaranty hereunder by any Guarantor, which shall continue in full force and effect in accordance with its terms; or the validity and enforceability of any clause or provision not so to be void, invalid or unenforceable.

                  COUNTERPARTS. This Guaranty may be executed by Guarantors in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  GOVERNING LAW. This Guaranty shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with such laws.

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                  CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each
Guarantor irrevocably appoints each officer of Borrower and every other Guarantor as its attorney upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Guaranty, the Loan Documents or any of the Collateral; each Guarantor hereby consents that any action or proceeding against it be commenced and maintained in any court within the Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania by service of process on any officer of Borrower or any Guarantor; and each Guarantor agrees that the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania shall have jurisdiction with respect to the subject matter hereof and the person of such Guarantor and the Collateral. Notwithstanding the foregoing, Agent, in its absolute discretion, may also initiate proceedings in the courts of any other jurisdiction in which any Guarantor may be found or in which any of its properties or Collateral may be located.

                  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AGENT OR LENDERS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDERS' ENTERING INTO THIS AGREEMENT.

                  ACKNOWLEDGMENTS. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS GUARANTY AND, SPECIFICALLY, SECTION 22 HEREOF, AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF JURY TRIAL HAS BEEN FULLY EXPLAINED TO IT BY SUCH COUNSEL.

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                  IN WITNESS WHEREOF, the undersigned, by their duly
authorized officers, as applicable, have executed this Second Amended and Restated Guaranty Agreement the day and year first above written.

Attest:                                   MARKETING SPECIALISTS SALES COMPANY


By:                                       By:
   --------------------------                -----------------------------
   Name:                                     Name:
   Title:                                    Title:


Attest:                                   BROMAR, INC.


By:                                       By:
   --------------------------                -----------------------------
   Name:                                     Name:
   Title:                                    Title:


Attest:                                   PAUL INMAN ASSOCIATES, INC.


By:                                       By:
   --------------------------                -----------------------------
   Name:                                     Name:
   Title:                                    Title: